Exhibit 99.1

Investor Relations Contact:	Media Contact:
Jennifer Gianola	Mei Li
NetSuite Inc.	NetSuite Inc.
650.627.1131	650.627.1063
jgianola@netsuite.com	meili@netsuite.com

NETSUITE ANNOUNCES SECOND QUARTER 2015 FINANCIAL RESULTS
Ninth Consecutive Quarter of More than 30 Percent Year-over-Year Recurring Revenue Growth

•	Record Q2 Revenue of $177.3 Million, a 35% Year-over-Year Increase
•	Operating Cash Flow of $23.9 Million, a 29% Year-over-Year Increase

SAN MATEO, Calif. - July 23, 2015-NetSuite Inc. (NYSE: N), the industry's leading provider of cloud-based financials / ERP and omnichannel commerce software suites, today announced results for its second quarter ended June 30, 2015.

Total revenue for the second quarter of 2015 was $177.3 million, representing a 35% increase over the same period in the prior year.

Cash flows from operations were $23.9 million in the second quarter of 2015, up from $18.6 million in the same period in the prior year.

On a GAAP basis, net loss for the second quarter of 2015 was $32.3 million, or $(0.41) per share, as compared to a net loss of $23.2 million, or $(0.31) per share, in the second quarter of 2014.

Non-GAAP net income for the second quarter of 2015 was $1.7 million, or $0.02 per share, as compared to non-GAAP net income of $4.8 million, or $0.06 per share, in the second quarter of 2014.

"NetSuite’s strong financial results, not just this quarter but over the last several years, validate our belief that to survive, all businesses need to transform their operations with cloud-based business application suites. While NetSuite saw particular strength in our retail, manufacturing and wholesale distribution verticals, what is truly amazing is the breadth of companies transforming their operations and their industries with NetSuite," said NetSuite CEO Zach Nelson. “From the billion-dollar valuation ‘unicorn’ companies to transformational companies such as American Express Global Travel and HP, the common thread is the NetSuite platform enabling them to thrive in the era of the cloud."

Conference Call
In conjunction with this announcement, NetSuite will host a conference call at 2:00 p.m. PDT (5:00 p.m. EDT) today to discuss our second quarter 2015 financial results and our outlook for future periods.  A live audio webcast and replay of the call, together with detailed financial information, will be available on the Investor Relations section of NetSuite's website at www.netsuite.com/investors. The live call can be accessed by dialing 855-416-1337 (U.S.) or 779-232-4661 (outside the U.S.) and referencing passcode: 72824756. An audio replay will be available for two weeks after the call by dialing 855-859-2056 (U.S.) or 404-537-3406 (outside the U.S.), and referencing passcode: 72824756.

About NetSuite
NetSuite Inc. is the industry's leading provider of cloud-based financials / Enterprise Resource Planning (ERP) and omnichannel commerce software suites. In addition to financials/ERP and omnichannel commerce software suites, NetSuite offers a broad suite of applications, including financial management, Customer Relationship Management (CRM), ecommerce and retail management, commerce marketing automation, Professional Services Automation (PSA) and Human Capital Management (HCM) that enable companies to manage most of their core business operations in its single integrated suite. NetSuite software allows businesses to automate operations, streamline processes and access real-time business information anytime, anywhere. For more information about NetSuite, please visit www.netsuite.com.

Cautionary Note Regarding Forward-Looking Statements
This press release and NetSuite's scheduled conference call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for NetSuite, including, but not limited to, our expectations regarding our products, market demand, future earnings, revenue and market share growth. These forward-looking statements are based upon the current expectations and beliefs of NetSuite's management as of the date of this press release and conference call, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release and during the conference call are based on information available to us as of the date thereof, and NetSuite disclaims any obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for on-demand services may develop more slowly than expected or than it has in the past; adverse and unpredictable macro-economic conditions or reduced investments in on-demand applications and information technology spending; quarterly operating results may fluctuate more than expected; unexpected disruptions of service at one or more of our data centers may occur; a security breach may impact operations; risks associated with material defects or errors in our software or the effect of undetected computer viruses could impact operations; the risk of technological developments and innovations by others; our ability to successfully identify other businesses and technologies for acquisition that will complement our business and the ability to successfully acquire and integrate those businesses and technologies; the risk of loss of power or disruption in Internet service; failure to manage growth and effectively scale the organization; failure to protect and enforce our intellectual property rights; assertions by third parties that we infringe their intellectual property rights; the ability to manage operations when faced with competitive pricing and marketing strategies by competitors or changing macro-economic conditions; the risk of losing key employees; evolving government regulation of the Internet and ecommerce; changes to current accounting rules; changes in foreign exchange rates; and general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties.

Customers who purchase our services should make sure the decisions are based on features that are currently available. Please be advised that any unreleased services or features from NetSuite referenced in today's discussion or other public statements are not currently available and may not be delivered on time or at all.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission ("SEC"), including but not limited to our Annual Report on Form 10-K filed on March 2, 2015 and any subsequently filed reports on Forms

10-K, 10-Q and 8-K. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system ("EDGAR") at www.sec.gov or NetSuite's website at www.netsuite.com.

Non-GAAP Financial Measures
Our stated results include certain non-GAAP financial measures, including non-GAAP operating income, net income, weighted average shares outstanding, and net income per share. Non-GAAP operating income excludes expenses related to stock-based compensation expense, amortization of intangible assets, and transaction costs for business combinations. Non-GAAP net income excludes expenses related to stock-based compensation expense, amortization of intangible assets, transaction costs for business combinations, non-cash interest expense on convertible debt and income tax benefit associated with business combination. Non-GAAP operating income and non-GAAP net income exclude these expenses as they are often excluded by other companies to help investors understand the operational performance of their business, and in the case of stock-based compensation, can be difficult to predict. We believe these adjustments provide useful comparative information to investors.

We consider these non-GAAP financial measures to be important because they provide useful measures of our operating performance and are used by our management for that purpose. In addition, investors often use measures such as these to evaluate the operating performance of a company. Non-GAAP results are presented for supplemental informational purposes only for understanding our operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

A copy of this press release can be found on our Investor Relations website at www.netsuite.com/investors. The contents of the website are not incorporated by reference into this press release.

NOTE: NetSuite and the NetSuite logo are registered service marks of NetSuite Inc.

NetSuite Announces Second Quarter 2015 Results

NetSuite Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands)
(unaudited)

	June 30, 2015	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$298,617	$367,769
Short-term marketable securities	87,004	82,622
Accounts receivable, net of allowances of $1,332 and $1,886 as of June 30, 2015 and December 31, 2014, respectively	138,147	139,221
Deferred commissions	54,452	53,377
Other current assets	33,465	30,012
Total current assets	611,685	673,001
Marketable securities, non-current	—	9,143
Property and equipment, net	74,651	58,539
Deferred commissions, non-current	14,333	13,499
Goodwill	277,332	123,049
Other intangible assets, net	59,356	32,404
Other assets	26,327	12,604
Total assets	$1,063,684	$922,239
Liabilities and total equity
Current liabilities:
Accounts payable	$5,132	$5,082
Deferred revenue	331,511	300,884
Accrued compensation	39,732	41,081
Accrued expenses	35,762	30,975
Other current liabilities	19,456	14,751
Total current liabilities	431,593	392,773
Long-term liabilities:
Convertible 0.25% senior notes, net	271,711	265,710
Deferred revenue, non-current	16,201	13,622
Other long-term liabilities	28,398	15,900
Total long-term liabilities	316,310	295,232
Total liabilities	747,903	688,005
Total equity:
Common stock	790	770
Additional paid-in capital	926,407	788,583
Accumulated other comprehensive loss	(7,209)	(5,912)
Accumulated deficit	(604,207)	(549,207)
Total equity	315,781	234,234
Total liabilities and total equity	$1,063,684	$922,239

NetSuite Announces Second Quarter 2015 Results

NetSuite Inc.
Condensed Consolidated Statements of Operations
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Revenue:
Subscription and support	$140,922	$132,974	$126,705	$115,831	$105,851
Professional services and other	36,358	31,843	31,164	27,829	25,943
Total revenue	177,280	164,817	157,869	143,660	131,794
Cost of revenue:
Subscription and support (1)	22,454	20,990	20,041	18,522	17,084
Professional services and other (1)	36,687	31,371	30,496	27,477	24,513
Total cost of revenue	59,141	52,361	50,537	45,999	41,597
Gross profit	118,139	112,456	107,332	97,661	90,197
Operating expenses:
Product development (1)	32,537	29,719	28,548	28,610	25,376
Sales and marketing (1)	95,803	83,254	82,856	74,699	69,726
General and administrative (1)	25,642	18,433	16,902	20,097	14,106
Total operating expenses	153,982	131,406	128,306	123,406	109,208
Operating loss	(35,843)	(18,950)	(20,974)	(25,745)	(19,011)
Other income / (expenses) and income taxes, net (1)	3,556	(3,763)	(4,371)	(3,550)	(4,153)
Net loss	(32,287)	(22,713)	(25,345)	(29,295)	(23,164)
Net loss per share	$(0.41)	$(0.29)	$(0.33)	$(0.38)	$(0.31)
Weighted average number of shares used in computing net loss per common share	77,975	77,276	76,850	76,477	75,919

(1)
Includes stock-based compensation expense, amortization of intangible assets, transaction costs for business combinations, non-cash interest expense on convertible debt and income tax benefit associated with business combination as follows:

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Cost of revenue:
Subscription and support	$2,646	$2,513	$2,332	$2,173	$1,851
Professional services and other	2,826	2,796	2,845	2,684	2,317
Operating expenses:
Product development	8,421	7,784	7,396	7,733	6,884
Sales and marketing	11,196	9,271	10,945	11,156	9,087
General and administrative	13,524	6,074	6,012	10,552	4,683
Other income / (expenses) and income taxes, net	(4,613)	3,294	3,291	3,287	3,191
Total	$34,000	$31,732	$32,821	$37,585	$28,013

NetSuite Announces Second Quarter 2015 Results

NetSuite Inc.
GAAP Results Reconciled to Non-GAAP Financial Measures
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Reconciliation between GAAP operating loss and non-GAAP operating income:
Operating loss	$(35,843)	$(18,950)	$(20,974)	$(25,745)	$(19,011)
Reversal of non-GAAP expenses:
Stock-based compensation and amortization of capitalized stock-based compensation (a)	28,489	25,331	26,475	26,601	22,798
Amortization of intangible assets and business combination costs (b)	10,124	3,107	3,055	7,697	2,024
Non-GAAP operating income	$2,770	$9,488	$8,556	$8,553	$5,811
Numerator:
Reconciliation between GAAP net loss and non-GAAP net income:
Net loss	$(32,287)	$(22,713)	$(25,345)	$(29,295)	$(23,164)
Stock-based compensation and amortization of capitalized stock-based compensation (a)	28,489	25,331	26,475	26,601	22,798
Amortization of intangible assets and business combination costs (b)	10,124	3,107	3,055	7,697	2,024
Non-cash interest expense on convertible debt (c)	3,346	3,294	3,291	3,287	3,191
Income tax benefit associated with business combination (d)	(7,959)	—	—	—	—
Non-GAAP net income	$1,713	$9,019	$7,476	$8,290	$4,849
Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per common share	77,975	77,276	76,850	76,477	75,919
Effect of dilutive securities (stock options and restricted stock awards) (e)	1,296	1,477	1,522	1,303	1,239
Non-GAAP weighted average shares used in computing non-GAAP net income per common share	79,271	78,753	78,372	77,780	77,158
GAAP net loss per share	$(0.41)	$(0.29)	$(0.33)	$(0.38)	$(0.31)
Non-GAAP net income per share	$0.02	$0.11	$0.10	$0.11	$0.06
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements presented on a GAAP basis, NetSuite uses non-GAAP measures of operating income, net income, weighted average shares outstanding and net income per share, which are adjusted to exclude stock-based compensation expense, amortization of acquisition-related intangible assets, transaction costs for business combinations, non-cash interest expense on convertible debt, income tax benefits associated with business

NetSuite Announces Second Quarter 2015 Results

combination and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future.

These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NetSuite’s underlying operating results and trends and our marketplace performance.

The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

While a large component of our expense in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods:

(a)
Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. We believe that the exclusion of stock-based compensation expense allows for financial results that are more indicative of our operational performance and provide for a useful comparison of our operating results to prior periods and to our peer companies because stock-based compensation expense varies from period to period and company to company due to such things as differing valuation methodologies and changes in stock price. Additionally, we capitalize equity based compensation costs in connection with our capitalization of internally developed software costs. These equity based compensation costs are included in cost of revenue when the internally developed software costs are amortized. As such, we included these costs in the stock-based compensation line item to determine both non-GAAP operating income and non-GAAP net income.

(b)
Amortization of intangible assets and transaction costs, which include employee severance and facility closing costs, related to business combinations resulted principally from mergers and acquisitions. Expense for the amortization of intangible assets is a non-cash item, and we believe that the exclusion of this amortization expense provides for a useful comparison of our operating results to prior periods and to our peer companies. Business combinations result in non-continuing operating expenses which would not otherwise have been incurred in the normal course of our business operations. We believe that the exclusion of acquisition related expense items allows for financial results that are more indicative of our continuing operations and provide for a useful comparison of our operating results to prior periods and to our peer companies.

(c)
During the second quarter of 2013, we issued $310.0 million in senior convertible debt with a coupon interest rate of 0.25%. Interest is paid semiannually on June 1 and December 1 over the five year term of the debt. In connection with this convertible debt, we are required to recognize non-cash interest expense, including debt transaction costs, in accordance with the authoritative accounting guidance for convertible debt that may be settled in cash. We exclude this incremental non-cash interest expense, including debt transaction costs, for purposes of calculating non-GAAP net income and non-GAAP net income per share. We believe that excluding these expenses from our non-GAAP measures is useful to investors because the incremental interest expense does not represent a cash outflow for the company and the debt transaction costs do not represent a cash outflow for the company except in the period the debt was issued and therefore both are not indicative of our continuing operations or meaningful in evaluating current versus past business results. Finally, we believe that non-GAAP measures of profitability that exclude non-cash interest expense and debt transaction costs are widely used by analysts and investors.

(d)
In connection with the Bronto Software, Inc. acquisition during the second quarter of 2015, we recorded an income tax benefit that reduced our income tax provision for the second quarter of 2015. This income tax benefit is a non-cash item that would not otherwise have been incurred in the normal course of our business operations. We believe that the exclusion of acquisition related items allows for financial results that are more indicative of our continuing operations and provide for a useful comparison of our operating results to prior periods and to our peer companies.

(e)	These securities are anti-dilutive on a GAAP basis as a result of our net loss, but are considered dilutive on a non-GAAP basis in periods where we reported positive non-GAAP earnings.

NetSuite Announces Second Quarter 2015 Results

NetSuite Inc.
Condensed Consolidated Statements of Cash Flows
(dollars in thousands)
(unaudited)

	Six Months Ended June 30,
	2015	2014
Cash flows from operating activities:
Net loss	$(55,000)	$(45,397)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	13,420	9,269
Amortization of other intangible assets	6,817	4,050
Amortization of debt discount and transaction costs	6,641	6,332
Provision for accounts receivable allowances	496	663
Stock-based compensation	53,288	43,873
Amortization of deferred commissions	46,164	34,699
Excess tax benefit on stock-based compensation	(223)	(369)
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	4,557	(3,760)
Deferred commissions	(48,072)	(38,060)
Other current assets	1,488	1,224
Other assets	(8,216)	(1,720)
Accounts payable	318	(1,678)
Accrued compensation	(3,682)	2,681
Deferred revenue	29,435	27,475
Other current liabilities	4,251	(1,176)
Other long-term liabilities	192	(390)
Net cash provided by operating activities	51,874	37,716
Cash flows from investing activities:
Purchases of property and equipment	(23,239)	(10,326)
Capitalized internal use software	(1,633)	(1,049)
Cash paid in business combinations, net of amounts received, and equity investment	(95,565)	—
Purchases of marketable securities	(65,674)	—
Maturities of marketable securities	70,263	—
Sales of marketable securities	104	—
Net cash used in investing activities	(115,744)	(11,375)
Cash flows from financing activities:
Payments under capital leases	(112)	(155)
Payments under capital leases and long-term debt - related party	(1,371)	(1,713)
Payments related to business combinations	(1,335)	(2,293)
RSUs acquired to settle employee withholding liability	(6,926)	(53)
Excess tax benefit on stock-based compensation	223	369
Proceeds from issuance of common stock, net of issuance costs	4,512	4,668
Net cash (used in) / provided by financing activities	(5,009)	823
Effect of exchange rate changes on cash and cash equivalents	(273)	450
Net change in cash and cash equivalents	(69,152)	27,614
Cash and cash equivalents at beginning of period	367,769	451,577
Cash and cash equivalents at end of period	$298,617	$479,191